U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

        Date of Report (Date of earliest event reported): March 15, 2006

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                           HIENERGY TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


      DELAWARE                     0 - 32093                 91-2022980
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  (State or other                 (Commission              (I.R.S.
  jurisdiction                    File Number)             Identification No.)
  of incorporation)


           1601-B ALTON PARKWAY, UNIT B
                IRVINE, CALIFORNIA                           92606
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      (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (949) 757-0855

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                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
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|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

HiEnergy Technologies, Inc. ("we", "us" or the "Company") files this report on Form 8-K to report the following:

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 15, 2006, the Board elected Roger W.A. Spillmann to serve as our new Treasurer, replacing Dr. Bogdan C. Maglich in this capacity. Mr. Spillmann will continue to serve is his other capacities as our President, Chief Executive Officer, Chief Operating Officer, Corporate Secretary and Director. Our employment agreement with Mr. Spillmann dated November 22, 2004 remains in effect and has not been modified. A copy of this agreement was filed as Exhibit
99.3 to the Current Report on Form 8-K filed on January 7, 2005.


                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIENERGY TECHNOLOGIES, INC.


March 21, 2006                              /s/ Roger W.A. Spillmann
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(Date)                                      By: Roger W.A. Spillmann,
                                            Its: President and CEO